EXHIBIT - 10.5

                           FORM OF

                    FROZEN BENEFIT AMENDMENT

                              TO

                 DEFERRED COMPENSATION AGREEMENT




































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                 DEFERRED COMPENSATION AGREEMENT

                    FROZEN BENEFIT AMENDMENT

        THIS AGREEMENT, made and entered into as of this ____day of _________, 19___, by and between JOHN H. HARLAND COMPANY, a
Georgia corporation (the "Company"), and _______________("Employee");

                      W I T N E S S E T H
                      -------------------

      WHEREAS the Company and Employee entered into an unfunded Deferred Compensation Agreement on ______________, 19__ ("Basic Agreement") which the Company and Employee desire to amend;
        NOW, THEREFORE, in consideration of the premises and services rendered and to be rendered to the Company by Employee, the Company and Employee hereby agree to amend the Basic Agreement as follows:

                              1.

      By adding a new Section 8, Frozen Benefit, which reads as follows:


                              8.

               Notwithstanding any other provision in this Agreement, the maximum monthly benefit payable under this Agreement shall be $__________ per month and further, if a monthly benefit is payable under Section 1.2 (Early Retirement Benefit) or
          Section 3 (Vested Benefit) of this Agreement, such maximum monthly benefit figure shall be reduced in accordance with the benefit reduction rules described in Section 1.2 or, if applicable, Section 3.




















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                              2.

      This amendment shall be referred to as the Frozen Benefit
Amendment, and this Agreement shall be effective as of the date set forth in the preamble to this Agreement.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, under its seal, by a duly authorized officer, and Employee has hereunto set her hand and seal as of the date first above written.



                                                JOHN H. HARLAND COMPANY


                                                By:_______________________

[CORPORATE SEAL]

Attest:____________________

                                                EMPLOYEE

                                                _________________________
Witness:


____________________________























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